UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 3, 2006

KULICKE AND SOFFA INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-00121	23-1498399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1005 Virginia Drive, Fort Washington, PA		19034
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 784-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The Company sold the assets of its test business in two transactions which closed on March 3, 2006 and March 31, 2006, respectively. In accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”), financial results of the Company’s test business must be presented as discontinued operations in the Company’s consolidated financial statements. Accordingly, a presentation of the Company’s consolidated financial statements and related disclosures revised from those previously filed in the Company’s Form 10-K for the fiscal year ended September 30, 2005 in order to reflect the Company’s test business as a discontinued operation are filed with this report as follows; (1) Exhibit 99.1: the Business of the Company; (2) Exhibit 99.2: Selected Financial Data; (3) Exhibit 99.3: Management’s Discussion and Analysis of Financial Condition and Results of Operation for the Company’s fiscal year ended September 30, 2005, and prior periods; (4) Exhibit 99.4: the Company’s Consolidated Balance Sheet as at September 30, 2005 and Consolidated Statements of Operations, Cash Flows and Changes in Shareholders’ Equity for the period then ended, together with the notes thereto and quarterly unaudited financial data as required by item 302 “Supplementary Financial Information” of regulation S-K of the Securities Act of 1933 (the “Financial Statements”) together with the Report of Independent Registered Public Accounting Firm thereon; and (5) Exhibit 99.5: Consent of PricewaterhouseCoopers LLP (Independent Registered Public Accounting Firm). Except for Exhibits 99.1, 99.2, 99.3, 99.4, and 99.5 included in this report, this current report on Form 8-K does not update the information that was presented in our original Annual Report on Form 10-K for the fiscal year ended September 30, 2005 to reflect developments that have occurred since we filed the original Form 10-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Business

99.2	Selected Financial Data

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.4	Financial Statements

99.5	Consent of PricewaterhouseCoopers LLP (Independent Registered Public Accounting Firm)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 3, 2006

KULICKE AND SOFFA INDUSTRIES, INC.

By:	/s/ Maurice E. Carson
Name:	Maurice E. Carson
Title:	Vice President, Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Business

99.2	Selected Financial Data

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.4	Financial Statements

99.5	Consent of PricewaterhouseCoopers LLP (Independent Registered Public Accounting Firm)

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